                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                December 20, 2001
                Date of Report (Date of earliest event reported)

                 THE GREAT ATLANTIC & PACIFIC TEA COMPANY, INC.
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             (Exact name of registrant as specified in its charter)


Maryland                                  1-4141                13-1890974
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(State or other jurisdiction            (Commission          (I.R.S. Employer
of incorporation)                      File Number)         Identification No.)


2 Paragon Drive, Montvale, New Jersey                                  07645
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(Address of principal executive offices)                            (Zip Code)


      Registrant's telephone number, including area code:  (201) 573-9700
                                                            -------------

                                      None
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         (Former name or former address, if changed since last report.)


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Item 7.           Financial Statements and Exhibits.
                  ---------------------------------

                  (c) Exhibits. The following exhibits are filed with this report and incorporated by reference in this report:

Number           Description
------           -----------

1 Underwriting Agreement dated December 14, 2001 among The Great Atlantic & Pacific Tea Company, Inc. and Lehman Brothers, Inc., Goldman, Sachs & Co., Morgan Stanley & Co. Incorporated and Scotia Capital (USA) Inc., relating to the issuance of $275,000,000 aggregate principal amount of 9 1/8% Senior Notes due 2011

4.1 Form of Second Supplemental Indenture to be dated as of December 20, 2001 among the Great Atlantic & Pacific Tea Company, Inc., as Issuer, and JPMorgan Chase Bank, as Trustee, relating to the 9 1/8% Senior Notes due 2011

4.2               Form of Global Note (included in Exhibit 4.1)

5.1               Opinion of Cahill Gordon & Reindel

23.1              Consent of Cahill Gordon & Reindel (included in Exhibit 5.1)

23.2              Consent of Deloitte & Touche LLP




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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              THE GREAT ATLANTIC & PACIFIC TEA COMPANY, INC.


Date:  December 20, 2001      By:    /s/ William P. Costantini
                                   --------------------------------------------
                                   Name:  William P. Costantini
                                   Title:  Senior Vice President,
                                              General Counsel and
                                              Secretary



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                                  EXHIBIT INDEX


Number           Description
------           -----------

1 Underwriting Agreement dated December 14, 2001 among The Great Atlantic & Pacific Tea Company, Inc. and Lehman Brothers, Inc., Goldman, Sachs & Co., Morgan Stanley & Co. Incorporated and Scotia Capital (USA) Inc., relating to the issuance of $275,000,000 aggregate principal amount of 9 1/8% Senior Notes due 2011

4.1 Form of Second Supplemental Indenture to be dated as of December 20, 2001 among the Great Atlantic & Pacific Tea Company, Inc., as Issuer, and JPMorgan Chase Bank, as Trustee, relating to the 9 1/8% Senior Notes due 2011

4.2               Form of Global Note (included in Exhibit 4.1)

5.1               Opinion of Cahill Gordon & Reindel

23.1              Consent of Cahill Gordon & Reindel (included in Exhibit 5.1)

23.2              Consent of Deloitte & Touche LLP